Exhibit 99.1

AMENDMENT NO. 6 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of January 14, 2008 (the “Sixth Amendment Effective Date”), by and among (a) Dominion Homes, Inc. (the “Company”), (b) the institutions from time to time (individually a “Lender” and collectively the “Lenders”) party to the Credit Agreement (as defined below) signatory hereto, (c) The Huntington National Bank (“Huntington”) in its separate capacity as administrative agent (with its successors in such capacity, the “Administrative Agent”) for the Lenders and (d) Silver Point Finance, LLC (“Silver Point”) in its separate capacity as senior administrative agent (with its successors in such capacity, the “Senior Administrative Agent”) for the Lenders. This Amendment amends and modifies a certain Third Amended and Restated Credit Agreement dated as of December 29, 2006 (as amended by a certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of January 26, 2007, a certain Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of March 2, 2007, a certain Amendment No. 3 to Third Amended and Restated Credit Agreement dated as of September 11, 2007, a certain Amendment No. 4 to Third Amended and Restated Credit Agreement dated as of September 27, 2007 and a certain Amendment No. 5 to Third Amended and Restated Credit Agreement dated as of October 29, 2007, and as further amended, supplemented, restated or otherwise modified to the date hereof, the “Credit Agreement”) by and among (a) the Company, as borrower, (b) the Lenders, as lenders, (c) the Senior Administrative Agent, (d) the Administrative Agent and (e) each of Huntington and Silver Point, each in its separate capacity as an issuing bank under the Credit Agreement (each an “Issuing Bank” and collectively, the “Issuing Banks”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A. As of December 29, 2006, the Company, the Lenders, the Senior Administrative Agent, the Administrative Agent and the Issuing Banks executed and delivered the Credit Agreement setting forth the terms of certain loans, extensions of credit and other financial accommodations to the Company.

B. Certain unwaived Events of Default have occurred and are continuing under the Credit Agreement, including, without limitation, those Events of Default arising under Section 8.13 of the Credit Agreement by reason of the Company’s failure to comply with (i) the Minimum EBITDA covenants contained in Section 8.13(a)(i) and Section 8.13(b)(i) therein for the Fiscal Quarters ended June 30, 2007 and September 30, 2007, (ii) the Minimum Consolidated Gross Profit covenant contained in Section 8.13(a)(iv) therein for the Fiscal Quarter ended June 30, 2007 and September 30, 2007, (iii) the Maximum Leverage Ratio covenant contained in Section 8.13(a)(iii) therein for the Fiscal Quarter ended September 30, 2007, (iv) the Minimum Free Cash Flow covenants contained in Section 8.13(a)(ii) and Section 8.13(b)(ii) therein for the Fiscal Quarter ended September 30, 2007 and (v) the Minimum Net Worth covenants contained in Section 8.13(a)(vi) and Section 8.13(b)(vi) therein for the Fiscal Quarters ended June 30, 2007 and September 30, 2007 (the “Specified Events of Default”). There may be other Defaults or Events of Default of which the Agents and the Lenders are not currently aware.

C. The Company has requested that the Lenders, the Senior Administrative Agent and the Administrative Agent amend and modify certain terms in the Credit Agreement to increase the size of the Overadvance Limit, and the Lenders signatory hereto, the Senior Administrative Agent and the Administrative Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. No Waiver; All Rights Reserved. The parties hereto agree that nothing contained herein is intended to or shall be construed as a waiver or forbearance of any of the rights, remedies, and powers of any Agent or any Lender against the Company, any Guarantor or the Collateral, or a waiver of any Potential Defaults or Events of Default (including the Specified Events of Default), whether specified herein or otherwise, as an agreement to make additional Loans or Overadvances or otherwise extend credit to the Company under the Credit Agreement, or a consent to any departure by any Credit Party from the express provisions of the Credit Agreement or the other Loan Documents. Each Agent and each Lender hereby expressly reserves all of its remedies, powers, rights, and privileges under the Credit Agreement or the other Loan Documents, at law, in equity, or otherwise, including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 10.2 of the Credit Agreement. Please be advised that none of the Agents or the Lenders has any obligation to forbear from enforcing its rights and remedies with respect to any Potential Default or Event of Default, including the Specified Events of Default. Any forbearance must be in writing and agreed to by the applicable Agents and Lenders. As a result of the Specified Events of Default, no Agent or Lender has any further obligation to make any Loans or otherwise extend credit to the Company under the Credit Agreement and the Agents and the Lenders reserve their right to exercise any of their rights and remedies under the Credit Agreement in their sole discretion for any reason and at any time. The fact that any Agent or Lender has in the past and may in the future make extensions of credit (including any Overadvances) to the Company in the exercise of its sole discretion shall not be construed as a waiver of any Potential Default or Event of Default (including, without limitation, the Specified Events of Default) or of each Agent’s and Lender’s rights and remedies with respect to such Events of Default, as an agreement by any Agent or Lender to make Loans or Overadvances or otherwise extend credit to the Company now or in the future or to establish a course of conduct so as to justify an expectation by the Company that any Agent or any Lender will make any future extensions of credit.

2. Amendments to Existing Credit Agreement.

(a) Section 1.3(a)(ii), “Revolving Loans,” of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii) Any contrary provision of this Agreement notwithstanding, the Revolving Lenders agree to make Revolving Loans in Dollars to the Company at any time that the Obligations are in excess of the Borrowing Base in an aggregate principal amount not to exceed the Overadvance Limit at any one time (each such Revolving Loan individually, an “Overadvance”, and collectively, the “Overadvances”); provided that (i) the availability of such Overadvances is subject to the Loan Parties’ compliance with Section 6.2 (other than with respect to any Event of Default or Potential Default, including, without limitation, the Specified Events of Default); (ii) any such Overadvances may only be made during the period from the Third Amendment Effective Date until the Overadvance Maturity Date and shall be paid in full on the Overadvance Maturity Date; (iii) the aggregate amount of Overadvances outstanding at any one time shall not exceed the Overadvance Limit; (iv) the Revolving Lenders shall be prohibited from making Overadvances to the extent that the making thereof would cause the Revolving Loan Obligations to exceed the Revolving Loan Commitment and (v) the aggregate amount of Overadvances made to the Company by each Revolving Lender at any time shall not exceed such Revolving Lender’s Pro Rata Share of the Revolving Loan Commitment or the aggregate outstanding amount of Overadvances on such date.”

(b) Section 14.3, “Defined Terms” of the Credit Agreement is hereby amended by amending and restating the definition of “Overadvance Limit” in its entirety with the following:

“Overadvance Limit” means, at any time of determination, the lesser of (i) $10,750,000 or such lesser amount as may have been specified to the Company by the Senior Administrative Agent in its sole discretion upon one (1) Business Day’s prior written notice and (ii) an amount equal to (x) $210,750,000 minus (y) the aggregate principal amount of all Term Loans (other than any Term B Loan PIK Amount added to the principal balance of the Term B Loans from and after September 30, 2007) and Revolving Loans (including Overadvances) outstanding at such time.

3. Conditions of Effectiveness. All provisions of this Amendment shall become effective as of the Sixth Amendment Effective Date, upon satisfaction of all of the following conditions precedent:

(a) The Senior Administrative Agent shall have received duly executed counterparts (with sufficient copies for the Senior Administrative Agent, the Administrative Agent, each of the Lenders and the Company) of this Amendment executed by the Senior Administrative Agent, the Administrative Agent, each of the Lenders and the Company, with the consent of the Guarantors, and such other certificates, instruments, documents, and agreements as may be required by the Senior Administrative Agent, each of which shall be in form and substance satisfactory to the Senior Administrative Agent and its counsel; and

(b) The Company shall have paid to the Senior Administrative Agent the outstanding costs, expenses, fees and other amounts payable in accordance with Section 5.1(a) of the Credit Agreement, including the costs and expenses incurred in connection with this Amendment and the documents and transactions contemplated hereby.

(c) The representations contained in the immediately following paragraph shall be true and accurate.

4. Representations and Warranties. The Company represents and warrants to the Senior Administrative Agent, the Administrative Agent and each Lender as follows: (a) that after giving effect to this Amendment, each representation and warranty made by or on behalf of the Company and its Subsidiaries in the Credit Agreement and in the other Loan Documents is true and correct in all respects (other than , solely with respect to the Specified Events of Default, the representation in Section 7.11 of the Credit Agreement) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior to the date hereof; (b) the execution, delivery and performance by the Company and each Restricted Subsidiary, if applicable, of this Amendment and the Loan Documents, as the case may be, have been duly authorized by all requisite corporate or organizational action on the part of each such Person and will not violate any Constituent Document of such Person or any applicable law; (c) each of this Amendment and the Loan Documents and the Security Documents has been duly executed and delivered by the Company and each Restricted Subsidiary, as applicable, and each of this Amendment, the Credit Agreement as amended hereby, the Loan Documents and the Security Documents constitutes the legal, valid and binding obligation of such Person, enforceable against each such Person in accordance with the terms thereof; and (d) as of the Sixth Amendment Effective Date, no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default or a Potential Default, other than the Specified Events of Default.

5. Reference to and Effect on the Loan Documents. As of the Sixth Amendment Effective Date, each reference in the Credit Agreement to “Third Amended and Restated Credit Agreement,” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lenders, the Senior Administrative Agent or the Administrative Agent may have hereunder or thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Lenders, the Senior Administrative Agent or the Administrative Agent under or of any other term or provisions of the Credit Agreement or any Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Lenders, the Senior Administrative Agent or the Administrative Agent.

6. Waiver and Release of All Claims and Defenses. As of the Sixth Amendment Effective Date, the Company hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Senior Administrative Agent, the Administrative Agent, each Lender, each Issuing Bank and any successors, assigns, directors, officers, shareholders, agents, employees, advisors and attorneys of any of the foregoing, (ii) the Obligations and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Senior Administrative Agent, the Administrative Agent, any Lender, any Issuing Bank and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim, counterclaim, offset, credit or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release. The Company hereby confirms that, as of the Sixth Amendment Effective Date, it has no Claims or defenses to this Amendment, the other Loan Documents and/or the Obligations, all of which are valid and enforceable according to their terms.

7. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS AMENDMENT ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS AMENDMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS AMENDMENT OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Senior Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Senior Administrative Agent of an executed counterpart of this Amendment.

9. Costs and Expenses, Indemnity. The Company agrees to pay on demand in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Senior Administrative Agent and the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Senior Administrative Agent’s counsel and the Administrative Agent’s counsel with respect thereto. The Company agrees to indemnify the Senior Administrative Agent, the Administrative Agent, the Issuing Banks and the Lenders, and each of them and their respective directors, officers, employees, agents, financial advisors, and consultants from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Senior Administrative Agent, the Administrative Agent, the Issuing Banks and the Lenders, or any of them, in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other person or entity with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Amendment, the Credit Agreement or any other Loan Document, whether or not the Senior Administrative Agent, the Administrative Agent, any Issuing Bank or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the party being indemnified, as determined in a final, non-appealable judgment by a court of competent jurisdiction.

10. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

11. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

12. Patriot Act Notice. The Lenders and the Senior Administrative Agent hereby notify the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), they are required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow the Lenders and the Senior Administrative Agent to identify the Company in accordance with the Act.

[Signature pages follow.]

IN WITNESS WHEREOF, the Company, the Senior Administrative Agent, the Administrative Agent and the following Lenders have hereunto set their hands as of the date first set forth above.

THE COMPANY:

DOMINION HOMES, INC.

By:	/s/ William G. Cornely
Its:	Executive V.P.

THE SENIOR ADMINISTRATIVE AGENT:

SILVER POINT FINANCE, LLC

By:	/s/ Richard Petrilli
Its:	Authorized Signatory

THE ADMINISTRATIVE AGENT:

THE HUNTINGTON NATIONAL BANK

By:	/s/ John Luehmann
Its:	Vice President

Signature Page to Amendment No. 6 to Third Amended and Restated Credit Agreement

THE LENDERS:

SILVER OAK CAPITAL, L.L.C.

By:	/s/ Thomas M. Fuller
Its:	Authorized Signatory

FIELD POINT I, LTD.

By:	/s/ Richard Petrilli
Its:	Authorized Signatory

FIELD POINT II, LTD.

By:	/s/ Richard Petrilli
Its	: Authorized Signatory

SPCP GROUP, L.L.C.

By:	/s/ Richard Petrilli
Its:	Authorized Signatory

GRAND CENTRAL ASSET TRUST, SIL SERIES

By:
Its:

BROAD POINT I, B.V.

By:	/s/ Marc S. Diagonale
Its:

Signature Page to Amendment No. 6 to Third Amended and Restated Credit Agreement

CONSENT OF GUARANTORS

Each of the undersigned, being a guarantor of the Company’s indebtedness to the Lenders pursuant to certain guaranty agreements executed and delivered to the Senior Administrative Agent, hereby consents and agrees to be bound by the terms, conditions and execution of the foregoing Amendment and hereby further agrees that (i) each of their obligations shall be continuing as provided in said guaranty agreements, and (ii) said guaranty agreements shall remain as written originally and continue in full force and effect in all respects. As of the Sixth Amendment Effective Date, each Guarantor further hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Senior Administrative Agent, the Administrative Agent, each Lender, each Issuing Bank and any successors, assigns, directors, officers, shareholders, agents, employees and attorneys of any of the foregoing, (ii) the Obligations, and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Senior Administrative Agent, the Administrative Agent, any Lender, any Issuing Bank and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of the above Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim, counterclaim, offset, credit or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release. Each of the undersigned hereby confirms that, as of the Sixth Amendment Effective Date, it has no Claims or defenses to this Amendment, the other Loan Documents and/or the Obligations.

DOMINION HOMES OF KENTUCKY GP, LLC		DOMINION HOMES REALTY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Vice President	Its:	Vice President and Treasurer

ALLIANCE TITLE AGENCY OF KENTUCKY, LLC		RESOLUTION PROPERTY COMPANY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Vice President and Treasurer	Its:	President

Signature Page to Amendment No. 6 to Third Amended and Restated Credit Agreement

PRESERVE AT RACCOON CREEK, LLC		TANGLEWOOD INVESTMENT COMPANY LLC
By:	Dominion Homes, Inc., its sole member	By:	Dominion Homes, Inc., its sole member

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Executive V.P.	Its:	Executive V.P.

TANGLEWOOD DEVELOPMENT COMPANY LLC		DOMINION HOMES OF KENTUCKY, LTD.
By:	Dominion Homes, Inc., its sole member	By:	Dominion Homes of Kentucky GP, LLC, its general partner

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Executive V.P.	Its:	Vice President

Signature Page to Amendment No. 6 to Third Amended and Restated Credit Agreement